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                                    EXHIBIT C

                         OPINION AND CONSENT OF ACTUARY

         On behalf of American International Life Assurance Company of New York, I hereby consent to the inclusion of the Table of Premiums and Surrender Charge Premiums in a Registration Statement of Form S-6 registering Variable Life Insurance Policies.
                                        /s/ Michael J. Burns
                                        ---------------------------
                                        Michael J. Burns, FSA, MAAA

Dated:  April 30, 1999
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